Exhibit 10.7

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by JC UNIFY CAPITAL (HOLDINGS) LIMITED (the “Buyer”) in accordance with Section 4.3 of that certain Stock Escrow Agreement, dated as of July 28, 2021 (the “Escrow Agreement”) by and among INTERNATIONAL MEDIA ACQUISITION CORP., a Delaware corporation (the “Company”), the initial stockholders listed on the signature page thereto (the “Initial Stockholders”) and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, a New York corporation (“Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Escrow Agreement.

WHEREAS, pursuant to the terms of that certain Securities Purchase Agreement, dated as of November 10, 2023 and as amended on January 31, 2024 and as may be further amended from time to time, by and among Buyer, Content Creation Media LLC, a Delaware limited liability company (the “Sponsor”) and Shibasish Sarkar, (“Seller”, together with the Sponsor, the “Sellers”) Buyer has acquired from Sponsor an aggregate of 4,125,000 Founder Shares and 657,675 Private Placement Units and

WHEREAS, pursuant to the terms of the Escrow Agreement, no transfers may be made unless the transferee agrees to be bound by the terms of the Escrow Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Joinder. Buyer hereby acknowledges, agrees and confirms that, by the execution of this Joinder Agreement, Buyer shall be deemed to be a party to, and an “Initial Stockholder”) under, the Escrow Agreement as of the date hereof and shall be entitled to all of the rights, benefits, privileges, terms, conditions and covenants of the Escrow Agreement in the same manner as if Buyer was original signatories to the Escrow Agreement. Buyer hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, and conditions, representations and warranties contained in the Escrow Agreement.

March 11, 2025

BUYER

JC UNIFY CAPITAL (HOLDINGS) LIMITED

By:	/s/ Yu-Fang Chiu
Name:	Yu-Fang Chiu
Title:	Director

TRUSTEE

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Ana Gois
Name:	Ana Gois
Title:	Vice President

COMPANY

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	Chief Executive Officer